UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2024

CELL MEDX CORP.

(Exact name of registrant as specified in its charter)

NV	000-54500	38-3939625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 - 1130 Pender Street, West Vancouver, British Columbia		V6E 4A4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(844) 238-2692

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 27, 2024, Mr. Brad Hargreaves resigned from the Board of Directors of Cell MedX Corp. (the “Company”). The resignation of Mr. Hargreaves was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practice or otherwise.

A copy of the Company’s news release regarding the resignation of Mr. Hargreaves is attached to this Form 8-K.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

The following exhibits are provided with this Current Report:

Exhibit Number	Description of Exhibit
99.1	News Release dated February 28, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL MEDX CORP.

Date: February 28, 2024

By: /s/ David Jeffs
David Jeffs,
Chief Executive Officer